                                                                   Exhibit 10.40

                    MUTUAL RELEASE AND TERMINATION AGREEMENT

     This Mutual Release and Termination Agreement (this "AGREEMENT") is executed on and shall be effective as of this the __ day of November, 1999, by and among Jerry M. Sullivan, Jr., an individual who currently resides at 110 Windsong Cove, Ridgeland, Mississippi 39157 ("SULLIVAN"), and Tritel, Inc., a Delaware corporation ("TRITEL"), and the other undersigned parties (the other undersigned parties are collectively referred to as the "PARTIES" and any one individually a "PARTY").

     WHEREAS, Tritel and Sullivan have previously entered into an Employment Agreement dated January 7, 1999 ("PRIOR AGREEMENT"), and the following other agreements: that certain Securities Purchase Agreement by and among AT&T Wireless PCS Inc., TWR Cellular, Inc., Cash Equity Investors, Mercury PCS, LLC, Mercury PCS II, LLC, and Management Shareholders and Tritel dated as of May 20, 1998, and that certain Management Agreement by and between Tritel Management, LLC and Tritel dated as of January 7, 1999 (collectively, the "OTHER AGREEMENTS" which specifically excludes the Prior Agreement); and

     WHEREAS, management differences have arisen between Tritel and Sullivan;
and

     WHEREAS, Tritel and Sullivan have agreed to and entered into an Amended and Restated Employment Agreement and a Stock Purchase Agreement regarding certain interests of Sullivan in Tritel, and Sullivan, Tritel and other persons and entities have agreed to and entered into a Membership Purchase Agreement regarding any interest of Sullivan in Tritel Management, LLC, a Mississippi limited liability company ("TRITEL MANAGEMENT"), and other related documents executed pursuant thereto, all executed on the date herewith (collectively the "TRANSACTION DOCUMENTS", all of which are listed below); and

     WHEREAS, as a material condition precedent to consummation of the transactions contemplated by the Transaction Documents as set forth therein, each of the parties desire to release the other party or parties from certain potential claims and obligations pursuant to the terms and provisions of this Agreement; and

     WHEREAS, Tritel and Sullivan desire to terminate their existing relationships with respect to the Other Agreements.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Release by Tritel.

         1.1 Release. Subject to the provisions of Section 4 below, each of the Parties and Tritel for itself and for and on behalf of each, any and all of Tritel's agents, servants, employees, directors and officers (collectively, "TRITEL AGENTS"), and any and all predecessors and subsidiaries who are or may in any manner whatsoever have claims (said parties hereinafter collectively referred to as the "TRITEL RELEASORS"), jointly and severally, have released and discharged, and by these presents do hereby, jointly and severally, release and discharge Sullivan, of and from any and all claims, demands, actions, causes of action, suits and damages of every kind and nature whatsoever, which the Tritel Releasors or any of them may have or claim to have, in law or equity, for damages, costs, losses and expenses of every kind or nature whatsoever, whether known or unknown, anticipated or unanticipated and whether accrued or hereafter to accrue, caused by, resulting from, growing out of or in any manner connected with any acts or omissions, facts, events, circumstances, situations or incidents arising, occurring or existing on or before the date of this Agreement whether or not such claims have been expressly asserted, verbally or in writing, to or against Sullivan, arising from or relating in any manner to: (i) the organization and operation of Tritel, Tritel Management, MSM and any of their predecessors and subsidiaries, (ii) Sullivan's employment or affiliation with, or serving as a director or in any other capacities for or on behalf of Tritel, Tritel Management, MSM or any of their predecessors and subsidiaries, or any change in such status whether by termination, demotion or reduction of duties, (iii) except for payments expressly set forth in the Transaction Documents, any claims for compensation of any type whether earned, unearned, past, present or future from Tritel, Tritel Management, MSM or their predecessors and subsidiaries, including, without limitation, salaries, bonuses, expense reimbursements, director fees, manager fees, stock options or any other economic incentives, (iv) any personal guaranties or other obligations or indebtedness of Sullivan to Tritel, Tritel Management, MSM or their predecessors and subsidiaries, (v) any other matter, event or occurrence relating in any manner to or growing out of any relationship between Sullivan and any of Tritel, Tritel Management, MSM or their predecessors and subsidiaries, or (vi) any and all personal torts of any type relating to or growing out of any of the matters described in Section 1.1(i) through (v) above, including, without limitation, libel, slander, defamation, emotional or mental distress, breach of fiduciary duties or otherwise.

         For purposes of this Agreement, the term "AFFILIATE" means (i) Tritel Management, LLC; Airwave Communications, LLC (f/k/a Mercury PCS, LLC) ("AIRWAVE"); Digital PCS, LLC (f/k/a Mercury PCS II, LLC)("DIGITAL"); Mercury Southern, LLC; MSM, Inc.(f/k/a Mercury Communications Company)("MSM"); AT&T Corporation ("AT&T"); AT&T Wireless PCS Inc. and TWR Cellular, Inc., (ii) any person directly or indirectly controlling, controlled by or under common control with Tritel, any of its wholly owned subsidiaries and any of Tritel Management, LLC; Airwave; Digital; Mercury Southern, LLC; MSM; AT&T; AT&T Wireless PCS Inc. and TWR Cellular, Inc.,
     (iii) any officer, director, trustee or general partner of such person, or
     (iv) any person who is an officer, director, general partner, trustee, or holder of ten percent (10%) or more of the voting interests of any person described in clauses (i) through (iii) of this sentence. For purposes of this definition, the term "controls," "is controlled by," or "is under common control with" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise. It is expressly understood and agreed that, for purposes of this Agreement neither Mercury International Ventures, Inc. nor Mercury Wireless Management, Inc. shall be deemed to be an Affiliate or a predecessor of Tritel. For the purposes of this Agreement, the term "SUBSIDIARY" shall mean and include only a business entity in which more than 50% of the voting securities or voting interests were owned by Tritel on September 1, 1999. For the purposes of this Agreement, the term "PREDECESSOR" shall mean and include only (i) Airwave, (ii) Digital, (iii) a business entity which has been acquired by Tritel prior to September 1, 1999, or (iv) a business entity which had substantially all of its assets acquired by Tritel prior to September 1, 1999.

         1.2 Covenant Not to Sue. For the same consideration recited above, and as an inducement to Sullivan to execute this Agreement, the Tritel Releasors do hereby, jointly and severally, covenant and agree, that they will never make any demand or claim which any of them may have or claim to have, commence to prosecute, or cause or permit to be commenced or prosecuted, any action at law or in equity, or any other proceeding of any kind against Sullivan, arising or resulting from, growing out of, or in any manner connected with any acts or omissions, facts, events, circumstances, situations or incidents being released pursuant to the terms of this Agreement.

         1.3 Indemnification. Each Party severally agrees to indemnify and hold Sullivan harmless from any and all costs and expenses, including reasonable attorneys' fees, incurred by Sullivan if said Party makes any claims or brings forth any suits relating to the matters released hereby. Tritel for itself and on behalf of the Tritel Agents agrees to indemnify and hold Sullivan harmless from any and all costs and expenses, including reasonable attorneys' fees, incurred by Sullivan if Tritel or any of the Tritel Agents makes any claims or brings forth any suits relating to the matters released hereby. This indemnification obligation shall in no event be construed as a joint obligation of any Party and/or Tritel or as a commitment to indemnify for the acts of any other person or party. This indemnification obligation is intended as a several obligation of each Party and Tritel relating only to any claims or actions brought by the individual Party or Tritel or the Tritel Agents and not otherwise.

         1.4 Acknowledgment. Each Party and Tritel for itself and on behalf of the Tritel Agents hereby severally acknowledge and agree that the releases contemplated by this Agreement are in full and complete compromise, settlement, accord and satisfaction for all such claims hereby released.

     2. Release by Sullivan.

         2.1 Release. Subject to the provisions of Section 4 below, Sullivan has released and discharged, and by these presents does hereby release and discharge Tritel and Tritel's predecessors, subsidiaries, Affiliates, agents, attorneys, representatives, servants, employees, directors, shareholders, members, managers and officers (collectively, the "TRITEL RELEASEES"), jointly and severally, of and from any and all claims, demands, actions, causes of action, suits and damages of every kind and nature whatsoever, which Sullivan may have or claim to have, in law or equity, for damages, costs, losses and expenses of every kind or nature whatsoever, whether known or unknown, anticipated or unanticipated and whether accrued or hereafter to accrue, caused by, resulting from, growing out of or in any manner connected with any acts or omissions, facts, events, circumstances, situations or incidents arising, occurring or existing on or before the date of this Agreement, whether or not such claims have been expressly asserted, verbally or in writing, to or against the Tritel Releasees or any of them, arising from or relating in any manner to (i) the organization and operation of Tritel, Tritel Management, MSM and any of their predecessors and subsidiaries, (ii) Sullivan's employment or affiliation with, or serving as a director or in any other capacities for or on behalf of Tritel, Tritel Management, MSM or any of their predecessors and subsidiaries, or any change in such status whether by termination, demotion or reduction of duties, (iii) except for payments expressly set forth in the Transaction Documents, any claims for compensation of any type whether earned, unearned, past, present or future from Tritel, Tritel Management, MSM or their predecessors and subsidiaries, including, without limitation, salaries, bonuses, expense reimbursements, director fees, manager fees, stock options or any other economic incentives, (iv) Sullivan's ownership of any equity or any other security or ownership interests in Tritel, Tritel Management, MSM or any of their predecessors and subsidiaries, or any change in such status, (v) any other matter, event or occurrence relating in any manner to or growing out of any relationship between Sullivan and any of Tritel, Tritel Management, MSM or their predecessors and subsidiaries, or (vi) any and all personal torts of any type relating to or growing out of any of the matters described in
     Section 2.1(i) through (v) above, including, without limitation, libel, slander, defamation, emotional or mental distress, breach of fiduciary duties or otherwise. Without limiting the generality of the persons or entities within the definition of Tritel Releasees, Tritel Releasees shall include, without limitation, Tritel Management; Airwave; Digital; Mercury Southern, LLC; MSM, Inc. (f/k/a Mercury Communications Company); AT&T; AT&T Wireless PCS Inc. and each of their subsidiaries, Affiliates, agents, attorneys, servants, employees, directors, shareholders, members, managers and officers.

         2.2 Covenant Not to Sue. For the same consideration recited above, and as an inducement to Tritel and each Party to execute this Agreement, Sullivan does hereby covenant and agree, that he will never make any demand or claim which he may have or claim to have, commence to prosecute, or cause or permit to be commenced or prosecuted, any action at law or in equity, or any other proceeding of any kind against the Tritel Releasees, or any of them, arising or resulting from, growing out of, or in any manner connected with any acts or omissions, facts, events, circumstances, situations or incidents being released pursuant to the terms of this Agreement.

         2.3 Indemnification. Sullivan agrees to indemnify and hold the Tritel Releasees harmless from any and all costs and expenses, including reasonable attorneys' fees, incurred by the Tritel Releasees if Sullivan makes any claims or brings forth any suits relating to the matters released hereby.

         2.4 Acknowledgment. Sullivan hereby acknowledges that the releases contemplated by this Agreement are in full and complete compromise, settlement, accord and satisfaction for all such claims hereby released.

     3. Termination Agreement. Except as otherwise expressly provided by the Transaction Documents, (i) Tritel and Sullivan agree to and hereby release each other with respect to, and terminate the Other Agreements as they relate to Sullivan, including, without limitation, their respective rights, privileges and obligations relating thereto (collectively, the "TERMINATED RIGHTS AND AGREEMENTS"), (ii) neither Tritel nor Sullivan shall have any further liabilities or obligations of any type to the other under or with respect to any of the Terminated Rights and Agreements, and (iii) Sullivan shall have no further liabilities or obligations of any type to any other parties under or with respect to any of the Terminated Rights and Agreements. Notwithstanding this Agreement, the Terminated Rights and Agreements shall continue in full force and effect as to any and all other parties to each such agreement as if Sullivan had never been a party thereto.

     4. Limitations on Scope. Notwithstanding the mutual releases of Sections 1 and 2, Tritel and Sullivan hereby agree and acknowledge: (i) Tritel's, Sullivan's and any other party's rights or obligations under or pursuant to the Transaction Documents; (ii) the ownership by Sullivan of, and rights of Sullivan with respect to, 4,500 shares of Class A Common Stock in Tritel which (a) shall continue to be subject to Tritel's Restated Certificate of Incorporation and that certain Stockholders' Agreement by and among AT&T Wireless PCS Inc., Cash Equity Investors and Management Shareholders and Tritel dated as of January 7, 1999, as amended, and (b) shall have the rights and limitations provided by the Transaction Documents, (iii) Sullivan's membership interest in, and rights of Sullivan with respect to Digital; (iv) Sullivan's relationship as a contract manager of Airwave and Digital, and (v) Sullivan's stock ownership interest and position as an officer and director of Mercury Wireless Management, Inc. and Mercury International Ventures, Inc., have not been and are not intended to be released in any manner by, and are not subject to, the terms of this Agreement.

     For purposes of this Agreement, the Transaction Documents means, in addition to this Agreement, the following documents, all executed on or as of the same day as this Agreement:

            1.  Stock Purchase Agreement (MSM);
            b.  Membership Purchase Agreement (Tritel Management);
            3.  Stock Purchase Agreement (Tritel);
            d.  Second Amendment to Stockholders' Agreement;
            5.  First Amendment to Management Agreement; and
            f.  Amended and Restated Employment Agreement.

     5. Independent Review. In executing and delivering this Agreement, each of the undersigned parties have relied wholly upon his or its own judgment, knowledge and belief, as to the nature, extent and duration of the injuries and damages which he or it may have suffered or sustained, or may sustain in the future, as a result of or in connection with said claims hereby released; and as to the questions of liability involved, each of the undersigned parties have had the benefit of legal counsel of his or its own choosing and the undersigned further represent and warrant that he or it has not been influenced by any representations, statements or warranties made by the other parties, or any of them, concerning the nature, extent or duration of such damages, injuries or losses, or the legal liability therefor.

     6. No Assignment. Each of the undersigned parties hereby represents and warrants to each of the other parties that he or it has not assigned in any manner or respect any claim being released by such undersigned party pursuant to the terms of this Agreement.

     7. Entire Agreement and Amendment. This Agreement and the Transaction Documents set forth all, and supersede and replace all prior covenants, promises, agreements, conditions and understandings between the parties concerning the transactions contemplated hereby, and there are no oral or written, express or implied, covenants, promises, agreements, conditions or understandings, between and among the parties except as contained in this Agreement and the Transaction Documents.

     8. Governing Law. This Agreement shall be governed and construed in accordance with the internal laws of the State of Mississippi without regard to principles of conflicts of law.

     9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute but one and the same instrument.

     10. Integrated Transaction. The provisions of this Agreement are an integral part of, and are necessary consideration for, the Transaction Documents and the settlement of existing disputes between and among the parties. Any breach of, or default under, this Agreement or any of the Transaction Documents shall constitute a breach of, and a default under, each of this Agreement and the Transaction Documents.

     11. Binding Nature. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.


         (Intentionally left blank, signature pages follow on next page)

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                                   Tritel, Inc.


                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------

                                   Sullivan:


                                   ----------------------------------------
                                   Jerry M. Sullivan, Jr., Individually


                                   AT&T Wireless PCS, Inc.

                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------

                                   TWR Cellular, Inc.

                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------

                                   Tritel Management, LLC

                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------

                                   MSM, Inc.

                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------

                                   Cash Equity Investors:

                                   Toronto Dominion Investments, Inc.

                                   By:
                                      --------------------------------------
                                   Name: Martha L. Gariepy
                                   Title: Vice President

                                   Entergy Wireless Company

                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------

                                   General Electric Capital Corporation

                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------

                                   Washington National Insurance Company

                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------

                                   United Presidential Life Insurance Company

                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------


                                   Dresdner Kleinwort Benson Private Equity
                                   Partners LP

                                   By: Dresdner Kleinwort Benson Private Equity
                                       Managers LLC, as its general partner

                                      By:_______________________________
                                         Name: Alexander P. Coleman
                                         Title: Authorized Signatory


                                  Triune PCS, LLC, a Delaware limited liability company

                                      By:    Oak Tree, LLC, a Delaware limited
                                             liability company
                                      Title: Manager

                                             By:    Triune Private Equity, LLC
                                             Title: Manager

                                                    By:
                                                       ------------------------
                                                    Name: Kevin Shepherd
                                                    Title: President

                                  FCA Venture Partners II, L.P.

                                  By: Clayton-DC Venture Capital Group, LLC, its
                                      general partner

                                      By:
                                         -------------------------------------
                                      Name: D. Robert Crants, III
                                      Title: Manager

                                  Clayton Associates, LLC

                                  By:
                                     -----------------------------------------
                                          Its Managing Member

                                  Airwave Communications, LLC (F/K/A Mercury
                                  PCS, LLC)

                                  By: MSM, Inc., its Manager

                                      By:
                                         -------------------------------------
                                      Name: E. B. Martin, Jr.
                                      Title: Vice President

                                  Digitial PCS, LLC (F/K/A Mercury PCS II, LLC)

                                  By: MSM, Inc., its Manager

                                      By:
                                         --------------------------------------
                                      Name: E. B. Martin, Jr.
                                      Title: Vice President


                                  The Manufacturers' Life Insurance Company
                                  (U.S.A.)

                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------

                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------

                                   Trillium PCS, LLC

                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------


                                   Management Shareholders:

                                   ---------------------------------------
                                   William M. Mounger, II

                                   ---------------------------------------
                                   E. B. Martin, Jr.

                                   ---------------------------------------
                                   William S. Arnett

Approved as to form:

Forman, Perry, Watkins, Krutz & Tardy, PLLC
Attorney for Tritel, Inc.

By:
   ------------------------------------
         Steven M. Hendrix, Member

Latham Law Offices
Attorney for Sullivan

By:
   ------------------------------------
         Wm. Larry Latham

and

Nippes Law Firm, PLLC
Attorney for Sullivan

By:
   ------------------------------------
         James S. Nippes


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